PROSPECTUS                                                                                             May 1, 2003

                                                        AMERICAN SKANDIA TRUST
                                            One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is an investment company made up of the following 41 separate  portfolios  ("Portfolios"),  one of which is offered through this Prospectus:

AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life  insurance  companies  ("Participating  Insurance  Companies")  writing  variable  annuity contracts and variable  life  insurance  policies.  Shares of the Trust may also be sold  directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and  variable  life  insurance  policy  involves  fees and  expenses  not  described in this
Prospectus.  Please read the  Prospectus  for the  variable  annuity  contract  and  variable  life  insurance  policy for  information regarding the contract or policy, including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission that permits its Investment  Manager,  subject to approval by its Board of  Trustees,  to change  sub-advisors  engaged by the  Investment  Manager to conduct  the  investment  programs  of each
Portfolio without shareholder approval.  For more information, please see this Prospectus under "Management of the Trust."

                                                           TABLE OF CONTENTS
                                                           -----------------

Caption                                                                                                       Page
-------                                                                                                       ----

RISK/RETURN SUMMARY...............................................................................................3
-------------------
PAST PERFORMANCE..................................................................................................5
----------------
FEES AND EXPENSES OF THE PORTFOLIO:...............................................................................6
-----------------------------------
INVESTMENT OBJECTIVES AND POLICIES:...............................................................................8
-----------------------------------
AST Money Market Portfolio:.......................................................................................8
---------------------------
NET ASSET VALUE:.................................................................................................11
----------------
PURCHASE AND REDEMPTION OF SHARES:...............................................................................11
----------------------------------
MANAGEMENT OF THE TRUST:.........................................................................................12
------------------------
TAX MATTERS:.....................................................................................................14
------------
FINANCIAL HIGHLIGHTS:............................................................................................16
---------------------
CERTAIN RISK FACTORS AND INVESTMENT METHODS:.....................................................................18
--------------------------------------------

RISK/RETURN SUMMARY

         American  Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios  (the  "Portfolios"),  one of which is offered through this Prospectus.  While the Portfolio  offers potential for stable returns with relatively  little risk, it is possible to lose money when  investing in this  Portfolio.  Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject,  and a Portfolio's  risk will vary based on the  securities  that it  holds  at a given  time.  Nonetheless,  based on the  Portfolio's  investment  style  and the  risks typically  associated  with that style,  it is possible to assess in a general manner the risks to which the Portfolio will be subject.
The  following  discussion  highlights  the  investment  strategies  and  risks of the  Portfolio.  Additional  information  about  the
Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

Fixed Income Portfolio:

Portfolio:                   Investment Goal:                   Primary Investments:
----------                   ----------------                   --------------------
Money Market                 Maximize current income and        The Portfolio invests in high-quality, short-term,
                             maintain high levels of liquidity  U.S. dollar- denominated instruments.
Principal Investment Strategies:

The AST Money Market  Portfolio  will invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and government obligations.  Under the  regulatory  requirements  applicable to money market funds,  the  Portfolio  must maintain a weighted  average portfolio  maturity of not more than 90 days and invest in  securities  that have  effective  maturities  of not more than 397 days. In addition,  the Portfolio will limit its investments to those  securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present  minimal  credit risks.  The Portfolio will not purchase any security  (other than a United States  Government security) unless:

         (1)      if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2)      if rated by more than one nationally  recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3)      it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

o........The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make  interest  and  principal  payments on the  securities  when due.  Fixed  income  securities  with longer maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market  interest  rates.  Accordingly,  loss of money is a risk of investing in this
     Portfolio.

o        The AST Money Market  Portfolio  seeks to preserve the value of your  investment at $1.00 per share,  but it is still possible to lose money by investing in the Portfolio.  For instance,  the issuer or guarantor of a portfolio security or the other party to a contract  could  default on its  obligation,  and this could  cause the  Portfolio's  net asset  value to fall below  $1.00.  An investment in the Portfolio is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation  or any other  government agency.  In addition,  the income earned by the Portfolio  will  fluctuate  based on market  conditions,  interest rates and other factors. In a low interest rate environment,  the yield for the Portfolio,  after deduction of operating expenses, may be negative even though the yield before  deducting  such  expenses is positive.  A negative  yield may also cause the  Portfolio's  net asset value to fall below $1.00. The Investment  Manager may decide to reimburse  certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

PAST PERFORMANCE

         The bar charts show the  performance  of the Portfolio  for each full  calendar year the Portfolio has been in operation.  The tables below the bar chart shows the such  Portfolio's  best and worst quarters  during the periods  included in the bar chart, as well as  average  annual  total  returns  for the  Portfolio  since  inception.  This  information  may help  provide an  indication  of the
Portfolio's  risks by showing  changes in performance  from year to year and by comparing the  Portfolio's  performance  with that of a broad-based  securities  index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts through which  Portfolio  shares are purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.  Past performance does not necessarily indicate how the Portfolio will perform in the future.

[insert graphic]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 1.77%, 3rd quarter 2000            Up 0.28%, 4th quarter 2002
                  ------------------------------------- -----------------------------------

                  ------------------------------------- -----------------------------------
                  7-day yield (as of 12/31/02)                                       0.91%
                  ------------------------------------- -----------------------------------
                  *Prior to September 22, 2001 J.P. Morgan Investment Management, Inc. served as Sub-advisor to the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO:

The table  below  describes  the fees and  expenses  that you may pay if you buy and hold  shares of the  Portfolio.  Unless  otherwise indicated, the expenses shown below are for the year ending December 31, 2002.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                        NONE*
Maximum Deferred Sales Charge (Load)                                                    NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             NONE*
Redemption Fees                                                                         NONE*
Exchange Fee                                                                            NONE*

*Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products.  This table does not reflect any such charges;
and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------

                                                Management    Distribution  Other        Total Annual     Fee Waivers    Net
                                                Fees          and           Expenses     Portfolio       and Expense     Annual
                                                              Service                    Operating       Reimbursement(2)Portfolio
Portfolio:                                                    (12b-1)                    Expenses                        Operating
                                                              Fees(1)                                                    Expenses

----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
AST Money Market                                    0.50          0.00         0.13           0.63           (0.05)         0.58

(1) As  discussed  below  under  "Management  of the  Trust - Fees and  Expenses",  the  Trustees  adopted  a  Distribution  Plan  (the
"Distribution  Plan") under Rule 12b-1 to permit an affiliate of the Trust's  Investment  Manager to receive  brokerage  commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios are not expected to increase as a result of the  Distribution  Plan, the staff of the  Securities  and Exchange  Commission  takes the position that  commission  amounts received  under the  Distribution  Plan should be reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts directed to the affiliate under the Distribution  Plan.  Although there are no maximum amounts  allowable,  actual  commission  amounts directed under the Distribution Plan will vary and the amounts directed during the last full fiscal year of the Distribution Plan's operations may differ from the amounts listed in the above chart.
(2) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,  2004.  The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This  example is intended to help you compare the cost of  investing  in the  Portfolio  with the cost of  investing  in other mutual funds.

         The Example  assumes  that you invest  $10,000 in a Portfolio  for the time periods  indicated.  The Example also assumes that your  investment  has a 5% return each year,  that the  Portfolio's  total  operating  expenses  remain the same,  and that any expense waivers and  reimbursements  remain in effect only for the periods  during  which they are binding.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                       After:
Portfolio:                                  1 yr.             3 yrs.            5 yrs.           10 yrs.
---------                                   ------------------------------------------------------------

AST Money Market                            $ 59              $ 186             $ 324            $ 726

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and  limitations  for the Portfolio are described  below.  The investment  objectives and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance  that the investment  objective of the Portfolio  will be achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolio may invest are  described in this  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST Money Market Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market  fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the
Portfolio  attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Portfolio.  Of course, there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the  Portfolio  are neither  insured nor  guaranteed  by the U.S.  government or any other  entity.  For  instance,  the issuer or guarantor of a portfolio security or the other party to a contract  could default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1. In addition,  the income earned by the Portfolio will  fluctuate  based on market  conditions,  interest rates and other factors.  In a low interest rate  environment,  the yield for the Portfolio,  after  deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses is positive.  A negative yield may also cause the  Portfolio's net asset value to fall below $1.00.  The  Investment  Manager may decide to reimburse  certain of these  expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

         Under the regulatory  requirements  applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have effective maturities of not more than 397 days. In addition,  the Portfolio will limit its  investments to those  securities  that, in accordance  with  guidelines adopted by the Trustees of the Trust,  present  minimal  credit  risks.  The  Portfolio  will not  purchase any security  (other than a
United States Government security) unless:

o        if rated by only one nationally  recognized  statistical  rating  organization  (such as Moody's and Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one nationally  recognized  statistical  rating  organization,  at least two rating  organizations  have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards must be satisfied at the time an investment is made. If the quality of the investment  later  declines,  the Portfolio may continue to hold the investment,  subject in certain  circumstances  to a finding by the Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in obligations  of the U.S.  Government and its agencies and instrumentalities  either directly or through  repurchase  agreements.  U.S.  Government  obligations  include:  (i) direct obligations issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies acting under  authority of Congress.  Some U.S.  Government  Obligations are supported by the full faith and credit of the U.S. Treasury;  others are supported by the right of the issuer to borrow from the Treasury;  others are supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio may invest in high quality  United States  dollar-denominated  negotiable  certificates  of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan  associations  and savings banks meeting certain  total asset  minimums.  The Portfolio may also invest in  obligations  of  international  banking  institutions  designated or supported by national  governments  to promote  economic  reconstruction,  development  or trade between  nations  (e.g.,  the European
Investment Bank, the  Inter-American  Development Bank, or the World Bank).  These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio  may invest in high quality  commercial  paper and corporate  bonds issued by United
States  issuers.  The  Portfolio  may also  invest  in bonds  and  commercial  paper  of  foreign  issuers  if the  obligation  is U.S.
dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Portfolio may invest in asset-backed  securities backed by credit card receivables,  automobile loans,  manufactured housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the  Company,  the  Portfolio  may  invest in  certain  synthetic  instruments.  Such  instruments  generally  involve  the  deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust.  The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars and may be made  directly in  securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

NET ASSET VALUE:

The net asset value per share ("NAV") of the  Portfolio is  determined as of the time of the close of the New York Stock  Exchange (the
"NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any liabilities,  by the number of total shares of that Portfolio  outstanding.  The assets of the Portfolio are valued by the amortized  cost method,  which is intended to  approximate  market value.  Because NAV is calculated and  purchases may be made only on business  days,  and because  securities  traded on foreign  exchanges may trade on other days,  the value of the Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the  Portfolio  may be made only by separate  accounts of  Participating  Insurance  Companies  for the purpose of investing assets  attributable to variable annuity contracts and variable life insurance  policies  ("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem shares of the
Trust based on, among other things,  the amount of premium  payments to be invested and the amount of surrender  and transfer  requests to be effected on that day under the variable annuity  contracts and variable life insurance  policies.  Orders are effected on days on which  the NYSE is open for  trading.  Orders  received  before  4:00  P.M.  Eastern  time are  effected  at the NAV  determined  as of
4:00 P.M.  Eastern Time on that same day.  Orders  received  after 4:00 P.M.  Eastern Time are effected at the NAV  calculated the next business  day.  Payment for  redemptions  will be made within seven days after the request is  received.  The Trust does not assess any fees, either when it sells or when it redeems its securities.  However,  surrender  charges,  mortality and expense risk fees and other charges may be  assessed by  Participating  Insurance  Companies  under the  variable  annuity  contracts  or variable  life  insurance policies.  Please  refer  to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this Prospectus,  American Skandia Life Assurance  Corporation ("ASLAC") and Kemper Investors Life Insurance
Company are the only  Participating  Insurance  Companies.  The profit  sharing plan  covering  employees of ASLAC and its  affiliates, which is a retirement  plan  qualified  under Section  401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own
shares of the Trust.       Certain  conflicts  of  interest  may arise as a result of  investment  in the  Trust by  various  insurance companies  for the  benefit  of their  contractholders  and by  various  qualified  plans.  These  conflicts  could  arise  because  of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other  reasons.  The Trust does not  currently  expect  that any  material  conflicts  of  interest  will  arise.
Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such conflicts.  Should any conflict arise that would require a substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Acquisition of American Skandia by Prudential Financial,  Inc.: On December 19, 2002, Skandia Insurance Company Ltd.  ("Skandia"),  the
ultimate parent company of American Skandia  Investment  Services,  Inc.  ("ASISI"),  announced that it reached a definitive  agreement with Prudential  Financial,  Inc.  ("Prudential") to sell American Skandia,  Inc.  ("ASI"),  and its subsidiaries,  including ASISI, to
Prudential (the  "Transaction").  Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance  companies in many  countries.  The predecessor to Skandia  commenced  operations in 1855.  Founded in 1875,  Prudential is a publicly held financial services company primarily engaged in providing life insurance,  property and casualty insurance, mutual funds, annuities,  pension and retirement  related services and  administration,  asset  management,  securities  brokerage,  banking and trust services,  real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

         The  Transaction  is  anticipated  to close  during the  second  quarter of 2003 (the  "Closing").  Prudential  and ASI do not
anticipate that the portfolio  management or the day-to-day  operation of the Portfolios will be adversely  impacted as a result of the
Transaction.

Investment Managers:  ASISI, One Corporate Drive, Shelton,  Connecticut,  has served as Investment Manager to the Trust since 1992, and serves as investment  manager to a total of 72 investment  company  portfolios  (including the  Portfolios of the Trust).  Prior to the
Closing  of the  Transaction,  ASISI  will  continue  to serve as sole  Investment  Manager  to the  Trust.  Upon  the  Closing  of the
Transaction,  ASISI will serve as co-manager of the Trust along with Prudential  Investments  LLC ("PI") (each an "Investment  Manager"
and together the "Investment  Managers").  PI is located at Gateway Center Three, 100 Mulberry Street,  Newark,  New Jersey, and serves as investment manager to the investment companies that comprise the Prudential mutual funds.

         The  Trust's  Investment  Management  Agreements,  on behalf of each  Portfolio,  with ASISI,  effective  until the Closing of
Transaction (the "Current  Management  Agreements"),  provide that ASISI will furnish each applicable  Portfolio with investment advice and  administrative  services  subject to the  supervision of the Board of Trustees and in conformity  with the stated  policies of the applicable  Portfolio.  ASISI has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase, retention and sale of portfolio  securities.  ASISI is responsible for monitoring the activities of the  Sub-advisors  and reporting on such  activities  to the  Trustees.  ASISI must also provide,  or obtain and  supervise,  the  executive,  administrative,  accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         Upon the  Closing  of the  Transaction,  new  Investment  Management  Agreements  (the "New  Management  Agreements")  will be effective among the Trust, on behalf of each Portfolio,  and ASISI and PI as co-managers.  As co-manager,  PI will provide  supervision and  oversight  of  ASISI's  investment  management  responsibilities  with  respect  to the  Trust.  Pursuant  to the  New  Management
Agreements,  ASISI and PI jointly will administer each Portfolio's business affairs and supervise each Portfolio's  investments.  Under the New  Management  Agreements,  subject  to  approval  by the Board of  Trustees,  ASISI and PI may  select  and  employ  one or more sub-advisors  for a Portfolio,  who will have primary  responsibility  for  determining  what  investments the Portfolio will purchase, retain and sell.

         The Trust has obtained an exemption from the Securities and Exchange  Commission that permits an Investment  Manager,  subject to  approval  by the Board of  Trustees  of the Trust,  to change  sub-advisors  for a  Portfolio  and to enter  into new  sub-advisory agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies  that are organized in a similar  manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the Sub-advisors by an Investment Manager and the Trustees.

Sub-advisors:

Wells Capital  Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the AST Money Market
Portfolio.  Wells is a  wholly-owned  subsidiary  of Wells Fargo & Co.,  which was founded in 1852 and, as of December  31,  2002,  had approximately $109.9 billion in assets under management.

      The  co-portfolio  managers  responsible  for  management of the AST Money Market  Portfolio are David D. Sylvester and Laurie R.
White.  Mr.  Sylvester,  Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over 25 years of investment experience  and has been with the firm  since  1979.  Ms.  White,  Executive  Vice  President  of Wells  Capital,  has over 15 years of investment  experience  and has been with the firm since 1991.  Mr.  Sylvester  and Ms.  White have managed the  Portfolio  since Wells became the Portfolio's Sub-advisor in September 2001.

Fees and Expenses:

Investment  Management  Fees.  ASISI  receives  a fee,  payable  each  month,  for the  performance  of its  services.  ASISI  pays the
Sub-advisor  a portion of such fee for the  performance  of the  Sub-advisory  services at no  additional  cost to any  Portfolio.  The
Portfolio's  fee is accrued  daily for the  purposes of  determining  the sale and  redemption  price of the  Portfolio's  shares.  The
Portfolio  will pay advisory  fees under its New  Management  Agreement at the same advisory fee rate  currently  paid by the Portfolio under its Current Management Agreement. PI will not receive a fee for its services under the New Management Agreements.

         The fees  paid to ASISI for the  fiscal  year  ended  December  31,  2002 by the  Portfolio,  stated  as a  percentage  of the
Portfolio's average daily net assets, were as follows:

Portfolio:                                                             Annual Rate:
---------                                                              -----------

AST Money Market Portfolio:                                                0.45%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees  payable by ASISI to each of the  Sub-advisors,  please  see the  Trust's  SAI under  "Investment
Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, the Portfolio pays other  expenses,  including costs incurred in connection with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements of additional information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees,  brokerage  commissions, custodial,  transfer and shareholder  servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of trustee and shareholder  meetings.  The Trust may also pay Participating  Insurance  Companies for printing  and delivery of certain  documents  (including  prospectuses,  semi-annual  and annual  reports and any proxy  materials)  to holders of variable  annuity  contracts  and variable  life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly attributable to the Portfolio are allocated on the basis of the net assets of the Portfolio.

         Distribution  Plan.  The  Trust has  adopted a  Distribution  Plan  (the  "Distribution  Plan")  under  Rule  12b-1  under the
Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of ASISI,  to receive  brokerage commissions in connection  with purchases and sales of securities  held by the Portfolio,  and to use these  commissions to promote the sale of shares of the Portfolio.  Under the Distribution  Plan,  transactions for the purchase and sale of securities for the Portfolio may be directed  to certain  brokers for  execution  ("clearing  brokers")  who have  agreed to pay part of the  brokerage  commissions received on these  transactions  to ASM for  "introducing"  transactions  to the clearing  broker.  In turn, ASM will use the brokerage commissions  received as an introducing broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  The Portfolio will not pay any new fees or charges  resulting from the Distribution  Plan, nor is it expected that the brokerage  commissions  paid by the Portfolio will increase as the result of  implementation  of the  Distribution
Plan.

TAX MATTERS:

         The Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends  from  investment  income are expected  to be  declared  daily and paid  monthly,  although  the  Trustees  of the Trust may  decide to  declare  dividends  at other intervals.  Similarly,  any net realized long- and short-term  capital gains of the Portfolio will be declared and distributed at least annually  either  during or after  the  close of the  Portfolio's  fiscal  year.  Distributions  will be made to the  various  separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan participants) in the form of additional  shares (not in cash). The result is that the investment  performance of the Portfolio,  either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts  or  variable  life  insurance  policies  should  consult  the  prospectuses  of their respective  contracts or policies for information on the federal income tax consequences to such holders,  and plan participants should consult any  applicable  plan  documents for  information on the federal income tax  consequences  to such  participants.  In addition, variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax  consequences of investments in the Trust, including the application of state and local taxes.

                                                  This page intentionally left blank.

FINANCIAL HIGHLIGHTS:

The financial  highlights  table is intended to help you  understand the  Portfolio's  financial  performance  for the past five years.
Certain  information  reflects  financial  results for a single Portfolio share. The total returns in the table represent the rate that an  investor  would have earned or lost in the  Portfolio.  The  information  has been  audited by  Deloitte & Touche LLP,  the Trust's independent  auditors.  The report of the independent auditors,  along with the Portfolio's  financial statements,  are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts and variable  life  insurance  policies,  which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                            INCREASE (DECREASE) FROM
                                            INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
---------------------------------------------------------------------------     -----------------------------------

                                                                                                                               NET
                                                                                                                              ASSET
                                   NET ASSET      NET                                                                         VALUE
                                     VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET     FROM NET                  END
                        PERIOD     BEGINNING    INCOME     & UNREALIZED   INVESTMENT   INVESTMENTS   REALIZED     TOTAL     OF PERIOD
                                                                                                                            ---------
PORTFOLIO                ENDED     OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME       GAINS    DISTRIBUTION
---------                -----     ---------    ------     -----------    ----------     ------       -----    ------------

AST Money Market (1)   12/31/02     $   1.00   $   0.01    $    --         $   0.01    $   (0.01)    $    --     $   (0.01) $   1.00
                       12/31/01         1.00       0.04         --             0.04        (0.04)         --         (0.04)     1.00
                       12/31/00         1.00       0.06         --             0.06        (0.06)         --         (0.06)     1.00
                       12/31/99         1.00       0.04         --             0.04        (0.04)         --         (0.04)     1.00
                       12/31/98         1.00       0.05         --             0.05        (0.05)         --         (0.05)     1.00
--------------------------------------------------------------------------------------------------------------------------------------
(1) Prior to September 22, 2001,  J.P.  Morgan  Investment  Management  Inc.  served as  Sub-advisor  to the  Portfolio.  Wells Capital
Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
*For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".

         SUPPLEMENTAL DATA                                    TO AVERAGE NET ASSETS*
------------------------------------                 --------------------------------------------

                                                       AFTER ADVISORY          BEFORE ADVISORY           RATIO OF NET
           NET ASSETS AT         PORTFOLIO                FEE WAIVER                FEE WAIVER     INVESTMENT INCOME
TOTAL      END OF PERIOD         TURNOVER                AND EXPENSE               AND EXPENSE     (LOSS) TO AVERAGE
RETURN         (IN 000'S)             RATE             REIMBURSEMENT           REIMBURSEMENT              NET ASSETS
------         ----------             ----             -------------           -------------              ----------

1.29%      $2,744,716                N/A                     0.58%                   0.63%                  1.27%
3.77%       2,652,093                N/A                     0.59%                   0.64%                  3.60%
6.07%       2,244,193                N/A                     0.60%                   0.65%                  5.93%
4.60%       2,409,157                N/A                     0.60%                   0.65%                  4.52%
5.14%         967,733                N/A                     0.60%                   0.66%                  4.99%

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a  description  of certain  securities  and  investment  methods that the Portfolio may invest in or use, and certain of the risks  associated  with such  securities  and  investment  methods.  The primary  investment  focus of the  Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information  about the  Portfolio.  In general,  whether the Portfolio may invest in a specific type of security or use an investment  method is described above or in the Trust's SAI under "Investment Objectives and Policies."

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about  corporate  actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries.  Although the Portfolio does not invest primarily in securities of issuers in developing  countries,  it may invest in these  securities  to some degree.  Many of the risks  described  above with respect to investing in foreign  issuers are accentuated  when the issuers are  located in  developing  countries.  Developing  countries  may be  politically  and/or  economically unstable,  and the  securities  markets in those  countries  may be less  liquid or subject to  inadequate  government  regulation  and supervision.  Developing  countries have often  experienced high rates of inflation or sharply  devalued their  currencies  against the
U.S.  dollar,  causing  the value of  investments  in  companies  located  in these  countries  to  decline.  Securities  of issuers in developing  countries  may be more  volatile  and,  in the case of debt  securities,  more  uncertain  as to  payment of  interest  and principal.  Investments  in  developing  countries  may  include  securities  created  through  the Brady  Plan,  under  which  certain heavily-indebted countries have restructured their bank debt into bonds.

FIXED INCOME SECURITIES:

         The Portfolio  will invest  primarily in equity  securities,  and may invest to some degree in bonds,  notes,  debentures  and other  obligations of corporations and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market  risk.  Credit risk  relates to the ability of the issuer to meet  interest  and  principal  payments as they come due.  The ratings  given a security  by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation  ("S&P"),  which are described  in detail in the  Appendix to the  Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the greater the credit risk the rating  service  perceives to exist with  respect to the  security.  Increasing  the amount of
Portfolio assets invested in lower-rated  securities  generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally will be affected by changes in the level of  interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline  in  interest  rates  will tend to  increase  their  prices.  In  general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  pricks) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the  premium  would be lost in the event of  prepayment.  Prepayments  on some  mortgage-backed  securities  may  necessitate  that the
Portfolio  find  other  investments,  which,  because of  intervening  market  changes,  will  often  offer a lower rate of return.  In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending on the type of CMOs in which the  Portfolio  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage  pass-through  securities that have been  divided  into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the  interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments) on the underlying  mortgage loans. If the underlying  mortgages  experience  higher  than  anticipated  prepayments,  an  investor  in an IO class of a stripped  mortgage-backed security  may fail to  recoup  fully its  initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security guaranteed by the U.S. Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments,  the price on a PO class will be affected more severely than would be the case with a  traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually are similar to mortgage  pass-through  securities,  but they are secured by and payable from  payments  on assets  such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The  credit  quality of these securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment basis.  These  transactions generally  involve the purchase of a security  with payment and delivery due at some time in the future.  The  Portfolio  does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations in between the purchase and settlement dates.  If the seller  fails to complete  the sale,  the  Portfolio  may lose the  opportunity  to obtain a favorable  price and yield.
While the Portfolio will generally engage in such when-issued,  delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the  securities,  a Portfolio may sometimes  sell such a security  prior to the  settlement  date. The Portfolio will not enter into these  commitments  if they would  exceed 15% of the value of the  Portfolio's  total  assets less its  liabilities other than liabilities created by these commitments.

         The Portfolio may also sell securities on a  delayed-delivery  or forward  commitment basis. If the Portfolio does so, it will not  participate in future gains or losses on the security.  If the other party to such a transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust,  the Portfolio may invest up to 10% of its net assets in illiquid securities.  Illiquid  securities are those that,  because of the absence of a readily  available market or due to legal or contractual restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the
Portfolio  has  valued the  investment.  Therefore,  the  Portfolio  may find it  difficult  to sell  illiquid  securities  at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Portfolio's  Sub-advisor  under the  guidelines  adopted  by the  Trustees  of the  Trust.  However,  the  liquidity  of a  Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio  purchases a security  and obtains a  simultaneous  commitment  from the seller to  repurchase  the  security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased security.  Repurchase  agreements  must be  fully  collateralized  and  can be  entered  into  only  with  well-established  banks  and broker-dealers  that  have been  deemed  creditworthy  by the  Sub-advisor.  Repurchase  transactions  are  intended  to be  short-term transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to the Portfolio's limit on illiquid securities.

         If the  Portfolio  enters into a  repurchase  agreement,  it may lose money in the event that the other party  defaults on its obligation  and the Portfolio is delayed or prevented from  disposing of the  collateral.  The Portfolio also might incur a loss if the value of the  collateral  declines,  and it might  incur  costs in selling the  collateral  or  asserting  its legal  rights  under the agreement.  If a defaulting seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The  Portfolio  may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  the  Portfolio  sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which reflects an effective  interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing  money,  may increase  fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  the Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         The  Portfolio may borrow money from banks or  broker/dealers.  The  Portfolio's  borrowings  are limited so that  immediately after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should the  Portfolio,  for any reason,  have  borrowings  that do not meet the above test,  the Portfolio  must reduce such  borrowings so as to meet the necessary  test within three business days. The Portfolio will not purchase  securities when outstanding  borrowings are greater than 5% of the Portfolio's  total assets. If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may lend  securities  with a value of up to 33 1/3% of its  total  assets  to  broker-dealers,  institutional investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically  pass to the  borrower,  although a Portfolio has the right to terminate a securities  loan,  usually  within three  business days,  in order  to vote on  significant  matters  or for  other  reasons.  All  securities  loans  will be  collateralized  by cash or securities  issued or  guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned securities.  Any cash  collateral  received  by a Portfolio  in  connection  with such loans  normally  will be invested in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the  investment of cash collateral  would be borne by the lending  Portfolio.  The Portfolio  could also suffer a loss where the value of the collateral  falls below the market value of the  borrowed  securities,  in the event of a Borrower's  default.  These  events could  trigger  adverse tax consequences  to the  Portfolio.  Lending  securities  involves  certain other risks,  including  the risk that the  Portfolio  will be delayed or prevented  from  recovering  the  collateral if the borrower  fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the Sub-advisor for the Portfolio can "sweep"
excess cash balances of the Portfolio to those funds for temporary  investment purposes.  In addition,  certain Sub-advisors may invest
Portfolio  assets in money  market  funds that they  advise or in other  investment  companies.  Mutual  funds pay their own  operating expenses,  including  investment  management  fees, and the Portfolio,  as shareholders in the money market funds,  will indirectly pay their proportionate share of such funds' expenses.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated   Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisor
Wells Capital Management, Inc.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

                                                  This page intentionally left blank.

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling (800) 752-6342 or by writing to the American  Skandia Trust at One Corporate
Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolio is included in a Statement of Additional  Information,  which is  incorporated by reference into this Prospectus.  Additional  information  about the Portfolio's  investments is available in the annual and semi-annual
reports to holders of variable annuity contracts and variable life insurance policies.  In  the  annual   reports,   you  will  find  a
discussion of the market  conditions and investment  strategies that  significantly  affected each Portfolio's  performance  during its last fiscal year.  The  Statement of Additional  Information  and  additional  copies of annual and  semi-annual  reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the Trust, in accordance with applicable  laws and  regulations,  may begin mailing only one copy of the Trust's  prospectus, prospectus supplements,  annual and semi-annual reports, proxy statements and information  statements,  or any other required documents
to your address even if more than one shareholder lives there.         If you have previously  consented to have any of these documents delivered to multiple  investors at a shared address,  as required by law, and wish to revoke this consent of otherwise would prefer to continue to receive  your own copy,  you should call  1-800-SKANDIA  or write to "American  Skandia  Trust,  c/o American  Skandia Life
Assurance  Corporation"  at P.O. Box 7038,  Bridgeport,  CT 06601-9642.  The Trust will begin sending  individual  copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities  and Exchange  Commission  (including the Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  publicinfo@sec.gov  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
                       ------------------
The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                              ------------------

Investment Company Act File No. 811-5186